SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant {checked-box}
Filed by a Party other than the Registrant  {square}

Check the appropriate box:
{checked-box}Preliminary Proxy Statement{square}Confidential, for Use of the
	     					Commission Only (as permitted
					        by Rule 14a-6(e)(2))
{square}Definitive Proxy Statement
{square}Definitive Additional Materials
{square}Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            DIGITAL LIGHTWAVE, INC.
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

{checked-box}No fee required.
{square}Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:


      (2)  Aggregate number of securities to which transaction applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      (4)  Proposed maximum aggregate value of transaction:


      (5)  Total fee paid:


{square}Fee paid previously with preliminary materials:


{square}Check box if any part of the  fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:


      (2)  Form, Schedule or Registration Statement No.:


      (3)  Filing Party:


      (4)  Date Filed:


DOCSSV1:187879.912964-2 HS5

                            DIGITAL LIGHTWAVE, INC.
                             15550 LIGHTWAVE DRIVE
                           CLEARWATER, FLORIDA 33760
                               T: (727) 442-6677
                           HTTP://WWW.LIGHTWAVE.COM


                                                                 April 30, 2002


Dear Stockholder:

      You are cordially invited to attend the Company's 2002 Annual Meeting of Stockholders to be held on May 20, 2002. The meeting will begin promptly at 10:00 a.m., local time, at the Tampa Marriott Waterside Hotel, 700 South Florida Avenue, Tampa, Florida 33602.

      The official Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K to Stockholders are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

      We are pleased to offer record holders of Common Stock (those who hold stock certificates registered in their own names and not in the name of a bank, broker or other nominee) the option of voting through the telephone or internet.

      Every stockholder's vote is important. In order to ensure your shares are voted at the meeting, please return the enclosed proxy card at your earliest convenience (mailing your completed Proxy Card will not prevent you from voting in person at the meeting if you wish to do so) or vote through the telephone or internet. Voting procedures are described on the proxy card. Your cooperation will be greatly appreciated.

      Members of the Company's Board of Directors and management look forward to greeting personally those stockholders who are able to attend.


                                        Sincerely,


                                        Dr. Bryan J. Zwan
                                        Chairman, President and
                                        Chief Executive Officer







                            DIGITAL LIGHTWAVE, INC.
                             15550 LIGHTWAVE DRIVE
                           CLEARWATER, FLORIDA 33760

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 20, 2002

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Digital Lightwave, Inc., a Delaware corporation (the "Company"), will be held at the Tampa Marriott Waterside Hotel, 700 South Florida Avenue, Tampa, Florida 33602 on Monday, May 20, 2002, at 10:00 a.m., local time, for the following purposes:

1) To re-elect four (4) directors of the Company to hold office until the 2003 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2) To approve amendments to the Company's Certificate of Incorporation (the "Certificate") and Bylaws to eliminate certain anti-takeover provisions including:

    {circle}(A) Article Eighth  of  the  Certificate  to  eliminate  the  anti-
       takeover provisions;
    {circle}(B)  Article Sixth of the Certificate to eliminate restrictions  on certain stockholder actions; and
    {circle}(C) Articles Fifth, Sixth, Seventh and Eighth of the Certificate to eliminate supermajority voting requirements to amend certain provisions of the Bylaws and the Certificate.

1) To approve an amendment to the Digital Lightwave, Inc. 1997 Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 300,000 shares;

2) To approve an amendment to the Digital Lightwave, Inc. 2001 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 3,000,000 shares; and

3) To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on April 5, 2002 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. Each of these stockholders is cordially invited to be present and vote at the Meeting in person. A list of stockholders entitled to vote at the meeting will be available for inspection ten days prior to the Meeting at the principal offices of the Company, 15550 Lightwave Drive, Clearwater, Florida, 33760.

      Representation of at least a majority of all outstanding shares of Common Stock of the Company is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. UNLESS YOU WILL BE VOTING THROUGH THE TELEPHONE OR INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHOULD YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES AND ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

      Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.


                                        By Order of the Board of Directors,

Clearwater, Florida                     Mark E. Scott
April 30, 2002                          Secretary
DOCSSV1:187879.912964-2 HS5

DIGITAL LIGHTWAVE, INC.

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 20, 2002

                               TABLE OF CONTENTS

                                                                         PAGE

GENERAL INFORMATION.................................................       1

SHARES OUTSTANDING AND VOTING RIGHTS................................       1

PROPOSAL ONE-ELECTION OF DIRECTORS..................................       5

EXECUTIVE COMPENSATION..............................................       8

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION......      13

REPORT OF THE AUDIT COMMITTEE.......................................      15

FEES PAID TO PRINCIPAL ACCOUNTANTS..................................      16

PERFORMANCE GRAPH...................................................      17

PROPOSAL TWO-AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
   AND BYLAWS TO ELIMINATE CERTAIN ANTI-TAKEOVER PROVISIONS.........      18

PROPOSAL THREE-AMENDMENT TO THE DIGITAL LIGHTWAVE, INC. 1997 EMPLOYEE STOCK
   PURCHASE PLAN....................................................      22

PROPOSAL FOUR-AMENDMENT TO THE DIGITAL LIGHTWAVE, INC. 2001 STOCK OPTION
   PLAN.............................................................      25

OTHER BUSINESS......................................................      30

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING........      30

APPENDIX A: CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
   OF DIGITAL LIGHTWAVE, INC........................................     A-1

APPENDIX B: PROPOSED AMENDMENT TO THE DIGITAL LIGHTWAVE, INC. 1997
   EMPLOYEE STOCK PURCHASE PLAN.....................................     B-1

APPENDIX C: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
   DIGITAL LIGHTWAVE, INC...........................................     C-1

APPENDIX D: AMENDED AND RESTATED BYLAWS OF DIGITAL LIGHTWAVE, INC...     D-1

APPENDIX E: PROPOSED AMENDMENT TO THE DIGITAL LIGHTWAVE, INC. 2001
   STOCK OPTION PLAN................................................     E-1

                                       #
DOCSSV1:187879.912964-2 HS5

                            DIGITAL LIGHTWAVE, INC.
                            15550 LIGHTWAVE DRIVE,
                           CLEARWATER, FLORIDA 33760


                                PROXY STATEMENT
                                      FOR
                    THE 2002 ANNUAL MEETING OF STOCKHOLDERS
                                      OF
                            DIGITAL LIGHTWAVE, INC.
                          TO BE HELD ON MAY 20, 2002


                              GENERAL INFORMATION

      Your proxy in the enclosed form is solicited by the Board of Directors (the "Board") of Digital Lightwave, Inc., a Delaware corporation (the
"Company"), for use at its Annual Meeting of Stockholders to be held at the Tampa Marriott Waterside Hotel, 700 South Florida Avenue, Tampa, Florida 33602 on Monday, May 20, 2002 at 10:00 a.m., local time (the "Meeting"), for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Meeting. The mailing of this Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy Card (the "Proxy Card") to the stockholders of the Company is expected to commence on or about April 30, 2002. The Company's Annual Report on Form 10-K is being mailed to stockholders concurrently with this Proxy Statement. The 2002 Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made. These proxy solicitation materials were mailed on or about April 30, 2002 to all stockholders entitled to vote at the Meeting.

      The shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock"), represented by proxy will be voted in accordance with the instructions given on the Proxy Card, subject to the proper execution of the Proxy Card and its receipt by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted "FOR" the election of the directors to the Board nominated by the Board, "FOR" the amendments to the Certificate and Bylaws, "FOR" the amendment to the Digital Lightwave, Inc. 1997 Employee Stock Purchase Plan and "FOR" the amendment to the Digital Lightwave, Inc. 2001 Stock Option Plan. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy Card is present at the Meeting and votes in person.

      Copies of solicitation material will be furnished to brokerage firms, nominees, fiduciaries and custodians holding shares of Common Stock in their names which are beneficially owned by others ("record holders") to forward to such beneficial owners. The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by either telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver solicitation materials to record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. Except as described above, the Company does not intend to solicit proxies other than by mail.

                     SHARES OUTSTANDING AND VOTING RIGHTS

RECORD DATE AND SHARES OUTSTANDING

      Only holders of shares of Common Stock of record as of the close of business on April 5, 2002 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, 31,355,585 shares of Common Stock (collectively, the "Shares") were issued and outstanding. Each of the Shares is entitled to one vote on all matters to be voted upon at the Meeting. There is no cumulative voting.

QUORUM; BROKER NON-VOTES; ABSTENTIONS

      The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. The Shares that are voted by proxy "FOR," "AGAINST" or "WITHHELD FROM" a proposal are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting with respect to such proposal.

      Broker non-votes (i.e., Shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, a broker non-vote will not affect the outcome of the voting on any proposal set forth in this Proxy Statement.

      Directors will be elected by a majority of votes of the Shares present in person or represented by proxy at the Meeting. Any of the Shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for one director nominee results in another nominee receiving a larger portion of votes. The proposals submitted to the Company's stockholders in the Proxy Card must be approved by the vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at the Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes "FOR" or "AGAINST" the proposal.

REVOCABILITY OF PROXY

      A proxy may be revoked by a stockholder at any time prior to the voting at the Meeting by written notice to the Secretary of the Company, by submission of another duly executed proxy bearing a later date or by voting in person at the Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company or its transfer agent. The mere presence at the Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy Card by the stockholder or, if no instructions are indicated, will be voted "FOR" the re-election of the slate of directors described herein, "FOR" the amendments to the Certificate and Bylaws, "FOR" the amendment to the Digital Lightwave, Inc. 1997 Employee Stock Purchase Plan and "FOR" the amendment to the Digital Lightwave, Inc. 2001 Stock Option Plan and as to any other matter that may be properly brought before the Meeting, in accordance with the judgment of the proxy holders.
DOCSSV1:187879.912964-2 HS5             #

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of the Common Stock as of April 15, 2002 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) all of the executive officers named in the Summary Compensation Table (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group. To the knowledge of the Company, except as noted in the footnotes below, all persons listed below have sole voting and investing power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.


                                                                         SHARES BENEFICIALLY
                                                                               OWNED(1)
                                                                 ------------------------------------
NAME                                                                     NUMBER            PERCENT
------------                                                         --------------    --------------
Dr. Bryan J. Zwan(2)(3)                                                  18,933,750            60.40%
Gerry Chastelet(4)                                                          385,516                 *
Steven H. Grant(5)                                                           33,548                 *
George Matz(6)                                                               84,591                 *
James Green(7)                                                               63,788                 *
Dr. Glenn Dunlap(8)                                                          33,332                 *
Dr. William F. Hamilton(9)                                                   39,333                 *
Gerald A. Fallon(10)                                                         24,999                 *
Robert F. Hussey(11)                                                         24,999                 *
All executive officers and directors as a group (9 persons)(12)          19,623,856            62.60%


*Less than one percent

(1)Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of April 15, 2002 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)Includes 18,933,750 shares beneficially owned by Dr. Bryan J. Zwan or through affiliates controlled by Dr. Zwan, principally, ZG Nevada Limited Partnership. Dr. Zwan's address is c/o Orrick, Herrington & Sutcliffe LLP, 1000 Marsh Road, Menlo Park, California 94025, Attn: Robert E. Freitas.
(3)Includes 7,415,000 shares that are subject to forward sale agreements and pledge agreements as to which Dr. Zwan has voting, but not dispositive power.
(4)Consists of 5,158 shares of Common Stock and 380,358 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2002. Mr. Chastelet resigned from the Company effective January 23, 2002.
(5)Consists of 33,548 shares of Common Stock. Mr. Grant resigned from the Company effective October 26, 2001.
(6)Consists of 84,591 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2002. Mr. Matz became an executive consultant to the Company effective January 29, 2002.
(7)Consists of 287 shares of Common Stock and 63,501 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2002.
(8)Consists of 33,332 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2002.
(9)Consists of 39,333 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2002.
(10)Consists of 24,999 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2002.
(11)Consists of 24,999 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2002.
(12)Consists of 18,972,743 shares of Common Stock and 651,113 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2002.

DOCSSV1:187879.912964-2 HS5             #

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS
                          (ITEM 1 ON THE PROXY CARD)

      The Company's Bylaws provide that the Board can fix the authorized number of directors from time to time between one (1) and nine (9). During fiscal 2001, the Board had five (5) members: Messrs. Chastelet, Hamilton, Hussey, Fallon and Zwan. Mr. Chastelet resigned on January 23, 2002. The Board currently consists of four (4) directors: Messrs. Hamilton, Hussey, Fallon and Zwan. After the Meeting, the Board will consist of four (4) members; the proxy cannot be voted for a greater number of persons than the number of nominees nominated. Each director nominee elected at the Meeting will hold office until the next Annual Meeting of Stockholders of the Company, or until his successor is duly elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the Bylaws of the Company. Each nominee has agreed to serve if elected. Management knows of no reason why any of these nominees would be unable or unwilling to serve; but, in the event that any director nominee is unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of director as management may recommend in the place of such nominee. THE BOARD RECOMMENDS VOTING "FOR" THE NOMINEES LISTED BELOW.

INFORMATION REGARDING DIRECTOR NOMINEES

      The following sets forth the names, ages, principal occupations for the periods indicated and other directorships of the four (4) director nominees at the Meeting.

NAME                                  AGE                         POSITION
------------                      ------------            ------------------------
Dr. Bryan J. Zwan(3)(4)                54      Chairman, President and Chief Executive Officer
Gerald A. Fallon(1)(2)                 52      Director
Dr. William F. Hamilton(1)(2)(3)       62      Director
Robert F. Hussey(1)(2)(3)(4)           53      Director

(1)   Member of the Audit Committee
(2)   Member of the Compensation Committee
(3)   Member of the Nominating Committee
(4)   Member of the Executive Committee


      Dr. Bryan J. Zwan founded the Company in October 1990 and served as Chairman of the Board from its inception until July 1999. In addition, Dr. Zwan served as the Company's Chief Executive Officer from the Company's inception until December 31, 1998 and served as its President from inception until March 1996 and from October 1996 until December 31, 1998. Dr. Zwan was re-appointed as Chairman of the Board, Chief Executive Officer and President of the Company on January 23, 2002. Dr. Zwan holds a Ph.D. in Space Physics from Rice University and B.S. degrees in Physics and Chemistry from the University of Houston. On October 23, 2001, as part of a settlement between Dr. Zwan and the SEC, the U.S. District Court for the Middle District of Florida entered a judgment prohibiting Dr. Zwan from violating certain " books and records " provisions of the federal securities laws, and imposing a civil penalty of $10,000. Pursuant to the settlement, the SEC dismissed, with prejudice, all allegations that Dr. Zwan had engaged in fraudulent conduct, and Dr. Zwan consented to the entry of the judgment without admitting or denying the SEC remaining allegations.

      Dr. William F. Hamilton has served as a director since 1997. He is the Landau Professor of Management and Technology at the Wharton School of the University of Pennsylvania and has been a professor at the University of Pennsylvania since July 1967. He is also a director of Hunt Corporation and Neose Technologies, Inc.

      Mr. Robert F. Hussey was appointed by the Board to serve as a director on August 23, 2000. Mr. Hussey was President and CEO of MetroVision of North America, Inc., a niche cable television company, from February 1991 until April 1997, when it merged with York Hannover Health Care, Inc. Mr. Hussey has been a director of Digital Data, Inc. since November 1997, Nur
Macroprinters, Ltd. since December 1997, New World Power Corporation since October 2000, and H.C. Wainright and
Company, Inc. since July 2001. Mr. Hussey is also on the board of advisors for Kaufmann Fund since December 1996 and
Argentum Capital Partners, I and II since June 1990. He is also a member of the Board of Regents for Georgetown University.

      Mr. Gerald A. Fallon was nominated by Dr. Bryan J. Zwan and elected to the Board by the stockholders at the 2000 Annual Meeting of Stockholders. Mr. Fallon served as Executive Vice President and Manager of Capital Markets of KeyBank, NA and Senior Managing Director of Capital Markets for McDonald Investments, Inc., a wholly owned subsidiary of KeyCorp, until he retired in March 2001. Additionally, Mr. Fallon currently serves on the Board of Directors of Park View Federal Savings Bank.

VOTE REQUIRED AND BOARD RECOMMENDATION

      Directors will be elected by a majority of votes of the shares present in person or represented by proxy at the Meeting. Votes withheld from any director nominee are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Stockholders do not have the right to cumulate their votes in the election of directors. THE BOARD RECOMMENDS A VOTE "FOR" THE NOMINEES ABOVE LISTED.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

      A description of the background of each of the Company's current director nominees has been provided under "Information Regarding Director Nominees." A description of the background of each of the Company's current executive officers is set forth at the end of Part I of the Company's Annual Report on the Form 10-K for the fiscal year ended December 31, 2001 under "Executive Officers of the Registrant." There are no family relationships among any of the directors, director nominees or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

      During the fiscal year ended December 31, 2001, the Board held thirty-one
(31) regular meetings and three (3) special meeting. Each director attended at least 75% of the aggregate number of Board meetings and meetings of committees on which he served which occurred on or after the initiation of his term.

      The Board of Directors of Digital Lightwave has established an audit committee, a compensation committee, a nominating committee and an executive committee. The Audit Committee, composed of Messrs. Fallon, Hamilton and Hussey, is responsible for reviewing financial statements, accounting and financial policies and internal controls and reviewing the scope of the independent accountants' activities and fees. The Audit Committee held five (5) meetings during 2001. The Compensation Committee, composed of Messrs. Fallon, Hamilton and Hussey, is responsible for reviewing and approving, within its authority, compensation, benefits, training and other human resource policies. The Compensation Committee held sixteen (16) meetings during 2001. The Nominating Committee, composed of Messrs. Hamilton, Hussey and Zwan, is responsible for selecting nominees to the Board of Directors. The Nominating Committee will consider recommendations for nominees to the Board of Directors submitted by stockholders. Stockholders who wish the Nominating Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the Nominating Committee in care of the Secretary of the Company at the principal executive offices of the Company. The Nominating Committee held twelve (12) meetings in 2001. In 2000, the Board formed an executive committee to act on matters when the full Board of Directors was unable to convene. The Executive Committee consists of Messrs. Hussey and Zwan. Mr. Chastelet was also a member of the Executive Committee until his resignation in January 2002.

COMPENSATION OF DIRECTORS

      Prior to December 14, 2001, independent, non-employee directors of the Company received an annual fee of $10,000 and a per meeting fee of either $1,000 for each in-person meeting or $500 for each telephone meeting. Independent, non-employee directors who are members of committees also receive a per-meeting fee of either $1,000 for each in-person meeting or $500 for each telephone meeting of each committee of which such director is a member. Directors are also reimbursed for travel and other expenses relating to attendance at meetings of the Board or committees. Under the 2001 Plan, independent directors are also eligible to receive stock options in consideration for their services. Effective December 14, 2001, the Directors began receiving options instead of the fees as described above as compensation for their services. This change was implemented to tie Directors' compensation to Company stock performance.

      Each independent director automatically receives an option for 50,000 shares of Common Stock upon joining the Board of Directors and automatically receives an additional option for 15,000 shares of Common Stock upon re-election at each Annual Meeting of Stockholders thereafter. During 2001, Messrs. Hamilton, Hussey and Fallon each received an option for 15,000 shares of Common Stock as a result of their re-election to the Board of Directors during the 2001 Annual Meeting of Stockholders. In addition, each director received an option for 25,000 shares of Common Stock on March 26, 2001. During 2001, Dr. Hamilton exercised options for 12,333 shares of Common Stock resulting in proceeds of $589,998. In addition, Dr. Hamilton received $4,500 during 2001 as a consultant to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) under the Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, the Company's officers, directors and greater than ten percent stockholders complied with all applicable Section 16(a) filing requirements, except that Dr. Glenn Dunlap filed one late Form 3 for his initial stock option grant when he joined the Company.





                            EXECUTIVE COMPENSATION

      The following table shows, for the year ended December 31, 2001, the cash and other compensation awarded to, earned by or paid to Mr. Chastelet and each other executive officer who earned in excess of $100,000 for all services in all capacities (the "Named Executive Officers"):

                        SUMMARY COMPENSATION TABLE


                                                                                            LONG-TERM
                                               ANNUAL COMPENSATION                         COMPENSATION
                                  ----------------------------------------------        ----------------
                                                                    OTHER ANNUAL        SECURITIES UNDERLYING ALL OTHER
                                          SALARY          BONUS     COMPENSATION            OPTIONS/SARS     COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR      ($)            ($)         ($)(1)                   (#)             ($)(2)
--------------------------------- ----- ----------      ---------     ----------             ----------       ----------

Gerry Chastelet (3)               2001      302,849            --             --                250,000           23,250
    Chairman of the Board,        2000      293,574        50,000             --                 25,000           23,250
    President and Chief Executive 1999      276,066       100,000             --                225,000           24,500
    Officer

Steven H. Grant (4)               2001      185,282            --             --                108,000            4,632
    Executive Vice President,     2000      207,508            --             --                 16,750            5,188
    Finance, Chief Financial      1999      201,541            --             --                100,000            5,000
    Officer
    and Secretary

George Matz(5)                    2001      252,420            --             --                108,000           17,250

    Executive Vice President      2000      243,740        50,000             --                 16,750           17,250
    and General Manager,          1999      220,822        95,000             --                102,500           17,000
    Portable Products Division

James Green                       2001      182,674            --             --                108,000               --
    Chief Operating Officer       2000      137,513         5,000             --                 13,500               --
                                  1999       28,584(6)         --         15,000(7)              50,000               --

Dr. Glenn Dunlap (8)              2001      155,903            --             --                108,000               --
    Chief Strategy Officer



(1)As permitted by the rules of the SEC, this column excludes perquisites and other personal benefits for the Named Executive Officers if the total incremental cost in a given year did not exceed the lesser of $50,000 or 10% of the total combined salary and bonus.
(2)"All Other Compensation" includes the following accruals for or contributions to various plans by the Company in favor of the Named Executive Officers for the fiscal year ending December 31, 2001: (i) 401(k) plan matching contributions for Mr. Chastelet--$5,250, Mr. Grant--$4,632 and Mr. Matz--$5,250; and (ii) automobile allowance for Mr. Chastelet--$18,000 and Mr. Matz--$12,000.
(3)Resigned effective January 23, 2002.
(4)Resigned effective October 26, 2001.
(5)Became an executive consultant to the Company effective January 29, 2002.
(6)Began full time employment with the Company as the Vice President, Production, on October 13, 1999.
(7)Reflects fees paid for consulting services prior to joining Company as a full time employee.
(8)Began full time employment with the Company as Executive Vice President, Systems and Technology Division on February 28, 2001.





DOCSSV1:187879.912964-2 HS5             #

STOCK OPTION GRANTS AND EXERCISES IN THE LAST FISCAL YEAR

      The following table sets forth information concerning stock options awarded to each of the Named Executive Officers during 2001. All such options were awarded under the 2001 Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                      NUMBER OF             PERCENT OF                                          ANNUAL RATES OF STOCK
                      SECURITIES           TOTAL OPTIONS                                        PRICE APPRECIATION FOR
                      UNDERLYING            GRANTED TO          EXERCISE OR                         OPTION TERM(1)
                       OPTIONS             EMPLOYEES IN         BASE PRICE    EXPIRATION         --------------------
NAME                   GRANTED              FISCAL YEAR        ($ PER SHARE)     DATE            5%                10%
----------            ----------            ----------          ----------    ----------     ----------        ----------
Gerry Chastelet(2)       250,000  (3)            12.34 %        $  27.7500       2/27/07   $  2,359,414      $  5,352,704

Steven H.Grant(4)        100,000  (3)             4.94             27.7500       2/27/07        943,765         2,141,082
                           8,000  (5)             0.39             27.7500       2/27/07         75,501           171,287

George Matz(6)           100,000  (3)             4.94             27.7500       2/27/07        943,765         2,141,082
                           8,000  (5)             0.39             27.7500       2/27/07         75,501           171,287

James Green              100,000  (3)             4.94             27.7500       2/27/07        943,765         2,141,082
                           8,000  (5)             0.39             27.7500       2/27/07         75,501           171,287

Dr. Glenn Dunlap          65,000  (7)             3.21             27.4375       2/28/07        606,539         1,376,031
                          35,000  (7)             1.73             21.0625       3/26/07        250,714           568,785
                           8,000  (5)             0.39             27.7500       2/27/07         75,501           171,287



(1) Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements of the SEC and do not reflect the Company's estimate of future price growth.
(2)   Mr. Chastelet resigned effective January 23, 2002.
(3) Vesting Schedule for this grant is: 1/6th of total shares granted shall vest six (6) months after date of grant; 1/6th of total shares granted shall vest one (1) year after date of grant; 1/3rd of total shares granted shall vest two (2) years after date of grant; and 1/3rd of total shares granted shall vest three (3) years after date of grant.
(4)   Mr. Grant resigned effective October 26, 2001.
(5) The option shares vest on an accelerated basis upon the achievement of specified revenue and net income targets.
(6) Mr. Matz became an executive consultant to the Company effective January 29, 2002.
(7) Vesting Schedule for this grant is: 1/3rd of total shares granted shall vest one (1) year after date of grant; 1/3rd of total shares granted shall vest two (2) years after date of grant; and 1/3rd of total shares granted shall vest three (3) years after date of grant.

      The following table sets forth certain information regarding options to purchase shares of Common Stock held as of December 31, 2001 by each of the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR


                                                               NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS AT
                         SHARES                             OPTIONS AT FISCAL YEAR-END            FISCAL YEAR-END($)(1)
                      ACQUIRED ON          VALUE               --------------------                --------------------
NAME                  EXERCISE(#)       REALIZED($)       EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----------             ----------        ----------       ----------        ----------         ----------       ----------
Gerry Chastelet(2)        155,100      $  6,651,392          230,357        $  876,141         $  959,651       $  392,918
Steven H. Grant(3)         91,752         3,014,605               --                --                 --               --
George Matz(4)             97,101         4,407,497           62,368           133,556             95,520          142,758
James Green                 5,000           211,875           46,834           108,000             29,251           29,251
Dr. Glenn Dunlap              --                 --              --            108,000                --                --


(1) Values shown in these columns reflect the difference between the closing price of $9.3800 on December 31, 2001 and the exercise price of the options and does not include the federal and state taxes due upon exercise.
(2)   Mr. Chastelet resigned effective January 23, 2002.
(3)   Mr. Grant resigned effective October 26, 2001.
(4) Mr. Matz became an executive consultant to the Company effective January 29, 2002.

EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS

      The Company entered into a letter agreement dated as of December 31, 1998 with Gerry Chastelet, the Company's former Chairman of the Board, Chief Executive Officer and President (the "Chastelet Agreement"). The Chastelet Agreement provides for: (1) employment at will; (2) an annual salary of $275,000; (3) a $150,000 signing bonus payable over two years; and (4) a performance bonus of up to 50% of his base salary to be paid based on 80% quantitative and 20% qualitative criteria to be established by the Company's Board of Directors. In addition, the Company granted to Mr. Chastelet stock options to purchase 600,000 shares of Common Stock at an exercise price of $2.313 per share, of which 100,000 stock options vest after each six months of employment. In the event of a "change in control" (as such term is defined in the Chastelet Agreement), Mr. Chastelet's unvested options will vest.

      On January 23, 2002, Mr. Chastelet resigned from the Company. Under the terms of the Chastelet Agreement, Mr. Chastelet received the following severance arrangement: (1) a severance payment equal to one and on half (1.5) times Mr. Chastelet's annual base salary; (2) life, disability, accident and group health insurance benefits for Mr. Chastelet (and his dependents) for a period of one (1) year; (3) all stock options, warrants, rights and other Company stock-related awards granted to Mr. Chastelet, to the extent vested, shall remain exercisable for the lesser of the one (1) year period following his resignation or the maximum period permissible under accounting regulations governing business combinations; and (4) the Company shall pay or reimburse Mr. Chastelet for any and all reasonable expenses incurred by Mr. Chastelet for outplacement services.

      The Company entered into a letter agreement dated as of April 13, 1998 and an addendum to the letter agreement dated February 9, 1999 with George J. Matz, the Company's former Executive Vice President and General Manager, Portable Products Division (the "Matz Agreements"). The Matz Agreements provide for: (1) employment at will; (2) an annual salary of $225,000; (3) a $150,000 sign-on bonus payable over three years; and (4) a performance bonus of at least 20% of Mr. Matz's base salary for the first year. In addition, the Company granted to Mr. Matz stock options to purchase 300,000 shares of Common Stock at an exercise price of $4.4375 per share, of which 75,000 stock options vested each on November 19, 1998 and on December 31, 1999, and 75,000 vest on each of the second and third of his employment anniversary dates. In the event of a "change in control" (as such term is defined in the Matz Agreement), Mr. Matz's unvested options will vest.

      On January 28, 2002, Mr. Matz resigned from the Company and entered into with the Company a new letter agreement pursuant to which all prior agreements between Mr. Matz and the Company were terminated. Under the terms of the new letter agreement and in settlement of all claims under his old employment terms and employment letters, Mr. Matz is entitled to the following: (1) in exchange for serving as an Executive Consultant from January 29, 2002 to August 15, 2002, Mr. Matz will receive $8,833.33 per month; (2) an additional payment of $42,584 on August 15, 2002; (3) a payment of $100,000 on January 15, 2003; (4)
a payment of $100,000 on January 15, 2004; (5) life, disability, accident and group health insurance benefits for Mr. Matz (and his dependents) until December 31, 2003; and (6) all stock options, warrants, rights and other Company stock-related awards granted to Mr. Matz, to the extent vested as of August 15, 2002 shall remain exercisable for the lesser of a one (1) year period beginning on August 15, 2002 or the maximum period permissible under the accounting regulations governing business combinations following the date of August 15, 2002.

      Effective as of February 27, 1998, the Company entered into an employment agreement with Steven H. Grant, the Company's former Executive Vice President, Finance, Chief Financial Officer and Secretary (the "Grant Agreement"). The Grant Agreement provides for: (1) an employment term of three years which automatically renews for an additional two years unless either Mr. Grant or the Company provides a notice of non-renewal no later than 90 days prior to expiration; (2) an annual salary of $200,000; and (3) a $40,000 bonus (which is primarily an acceleration of a deferred sign-on bonus) which was paid upon the completion of the Company's filings with the SEC for the year ended December 31, 1997. The Grant Agreement also provides that the Company will provide to Mr. Grant on an annual basis sufficient funds to purchase a term life insurance policy payable to his heirs and a disability insurance policy to provide comparable compensation, including benefits over the life of the agreement. In addition, the Company granted to Mr. Grant stock options to purchase 200,000 shares of Common Stock at an exercise price of $4.6875 per share, of which 50,000 stock options vested on the date of grant and 50,000 stock options vest on each of the three anniversaries following the date of grant. As a result of this option grant, the previously issued grant for 75,000 shares was canceled. In the event that Mr. Grant's employment with the Company terminates, all stock options that have not yet vested will continue to vest except in the event of a "change in control" whereby the unvested options will accelerate. In the event of his termination without "cause," including due to a "change in control" or a "change in duties" (as such terms are defined in the Grant Agreement), Mr. Grant will be entitled to severance compensation, including all benefits, for a period of 18 to 24 months. The Company is not obligated to pay compensation and benefits under the Grant Agreement if Mr. Grant's employment is terminated for "cause." Mr. Grant resigned from the Company effective October 26, 2001.

      The Company entered into a letter agreement dated as of October 13, 1999 as modified by letters dated February 18, 2000 and June 3, 2000 with James Green, the Company's Chief Operating Officer (the "Green Agreements"). The Green Agreements provide for: (1) an annual salary of $130,000; (2) a performance bonus of $5,000 based on fourth quarter 1999 revenues; and (3) relocation expenses for up to one (1) year of temporary living expenses and realtor costs not to exceed $20,000. In addition, the Company granted to Mr. Green stock options to purchase 50,000 shares of Common Stock at an exercise price of $7.625 per share of which one-third vests on each of the three anniversaries following the date of grant.

      The Company entered into a letter agreement dated as of February 22, 2001 as modified by a letter dated July 27, 2001 with Dr. Glenn Dunlap, the Company's Chief Strategy Officer (the "Dunlap Agreements"). The Dunlap Agreements provide for: (1) an annual salary of $190,000; (2) eligibility to participate in an Executive Bonus Program of up to 40% of Dr. Dunlap's annual salary; and (3) temporary living expenses for up to one (1) year. In addition, the Company granted to Dr. Dunlap stock options to purchase 65,000 shares of Common Stock at an exercise price of $27.4375 per share of which one-third vests on each of the three anniversaries following the date of grant.

      On October 18, 1999, the Company entered into an addendum to the existing employment agreements with Messrs. Chastelet, Grant and Matz. On June 9, 2000, the Company entered into an addendum to the existing employment agreements with Mr. Green. On October 2, 2001, the Company entered into an addendum to the existing employment agreements with Dr. Dunlap. Each addendum contains a non-compete clause that is more restrictive than any provision previously applicable to such executives. The addenda also provide for severance payments of up to two years base salary and bonus and acceleration of all stock options following involuntary termination upon a change of control.

      In connection with option grants to Messrs. Chastelet, Grant, Matz and Green authorized by the Company's Compensation Committee, on February 27, 2001, the Company entered into an addendum to the existing employment agreements with Messrs. Chastelet, Grant, Matz and Green. The addenda provide that each executive will waive any purported right of or claim with respect to, acceleration of the February 2001 Options (or any other future option).

SECTION 401(K) PLAN

      In 1997, the Company adopted a 401(k) Salary Savings Plan (the "401(k) Plan") covering the Company's full-time employees located in the United States. The 401(k) Plan is intended to qualify under Section 401(k) of the Internal Revenue Code, so that contributions to the 401(k) Plan by employees or by the Company, and the investment earnings thereon, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company, if any, will be deductible by the Company when made. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($10,500 in 2001) and to have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional matching contributions to the 401(k) Plan by the Company on behalf of all participants in the 401(k) Plan. Currently, the Company matches the first 6% of such voluntary contributions at 50% of the amount contributed by the employee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 2001, the Compensation Committee consisted of Messrs. Hamilton, Hussey and Fallon. Prior to this, the Compensation Committee of the Board consisted of Messrs. Hussey, Fallon and Gugleilmi, a former director. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the Board of Directors of another entity performing similar functions during 2001, the executive officers of which also served as a director or member of our Compensation Committee. Additionally, no member of the Compensation Committee is currently or was formerly an officer or employee of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On February 13, 2001, James Green, Executive Vice President, Operations borrowed $200,000 from the Company. This note accrued interest at the prime rate plus one percent (1%) with the principal sum and accrued interest payable on demand or, if earlier, on the date of termination of the borrower's employment with the Company. This note is collateralized by the borrower's stock holdings in the Company and future cash bonuses which may become payable.

      In accordance with the Company's policy on related party transactions, this loan was approved by the independent members of the Audit Committee of the Board of Directors.

      On March 29, 2000, the SEC filed a complaint in the  U.S. District Court
for  the   Middle  District of  Florida alleging that  Dr. Bryan Zwan,  then a director  of the Company, and currently the Chairman,  Chief Executive Officer
and  President of the  Company and a   director nominee pursuant to this Proxy
Statement, violated Sections 17(a)(1), 17(a)(2),and 17(a)(3) of the Securities Act of 1933, as amended (the "Securities Act"), Section 10(b) of the Exchange Act, and Rules 10b-5 and 13b2-2 thereunder, and that he aided and abetted the Company's alleged violations of Sections 13(a) and 13(b)(2) of the Exchange Act, and Rules 13a-13 and 12b-20 thereunder. On October 23, 2001, as part of a settlement between Dr. Zwan and the SEC, the U.S. District Court for the Middle District of Florida entered a judgment prohibiting Dr. Zwan from violating certain "books and records" provisions of the federal securities laws, and imposing a civil penalty of $10,000. Pursuant to the settlement, the SEC dismissed, with prejudice, all allegations that Dr. Zwan had engaged in fraudulent conduct, and Dr. Zwan consented to the entry of the judgment without admitting or denying the SEC remaining allegations. Pursuant to the indemnification provisions of the Company's Bylaws, the Company paid the legal fees and costs incurred by Dr. Zwan in defending the litigation. In connection with this indemnification, to date the Company has paid approximately $1,302,192.

DOCSSV1:187879.912964-2 HS5             #

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The overall goal of the Compensation Committee is to develop compensation policies and practices that encourage and reward executive efforts to create stockholder value through achievement of corporate objectives, business strategies and performance goals. This is accomplished by blending cash and equity compensation and by aligning the interests of executives with those of stockholders generally.

      The Compensation Committee (the "Compensation Committee") recommends to the Board compensation for the Company's officers and directors and oversees the administration of the Company's employee stock option and stock purchase plans. All decisions of the Compensation Committee relating to compensation of the Company's executive officers are reviewed and approved by the entire Board.

COMPENSATION POLICY

      The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The Compensation Committee attempts to achieve these goals by integrating on an individualized basis competitive annual base salaries with stock options through the Company's stock option plan and otherwise. The Compensation Committee believes that cash compensation in the form of salary and bonus provides the Company's executives with short term rewards for success in operations, and that long term compensation through the award of stock options better coordinates the objectives of management with those of the stockholders with respect to the long term performance and success of the Company. The Compensation Committee generally takes into consideration a variety of subjective and objective factors in determining the compensation package for executive officers, including how compensation compares to that paid by competing companies and the responsibilities and performance by each executive and the Company as a whole. In making its determinations, the Compensation Committee attempts to address the unique challenges which are present in the telecommunications industry in which the Company competes against a number of public and private companies with respect to attracting and retaining executives and other key employees.

      The Compensation Committee has relied heavily on the equity/option position of executives as an important mechanism to retain and motivate executives and key employees while at the same time aligning the interests of the executives with the interests of the stockholders generally. The Compensation Committee believes that option grants are instrumental in motivating employees to meet the Company's future goals. By working to increase the Company's value, one of the Company's primary performance goals is met and the executives are likewise compensated through option value.

      Section 162(m) of the Internal Revenue Code limits the Company's deduction in any one fiscal year for federal income tax purposes to $1 million per person with respect to the Company's Chief Executive Officer and its four
(4) other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Certain performance-based compensation is not included in this $1 million limitation. Stock options with an exercise price equal to 100% of the fair market value at the time of grant may qualify for exclusion from this limitation if the plan under which they are granted meets certain conditions. However, because the net cost of compensation, including its deductibility, is weighed by the Compensation Committee against many factors in determining executive compensation the Compensation Committee may determine that it is appropriate and in the best interests of the Company to authorize compensation that is not deductible, whether by reason of Section 162(m) or otherwise.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

      In setting compensation levels for the Chief Executive Officer, the Compensation Committee reviews competitive information reflecting compensation practices for similar technology companies and examines the Chief Executive Officer's performance relative to the Company's overall financial results. The Compensation Committee also considers the Chief Executive Officer's achievements against pre-established objectives and determines whether the Chief Executive Officer's base salary, target bonus, option grants and target total compensation approximate the competitive range of compensation for chief executive officer positions in the technology industry. In establishing his compensation, the Compensation Committee reviews the Chief Executive Officer's performance and compares it with chief executive officers of similar technology companies.

      The Company hired Mr. Chastelet on December 31, 1998 to serve as President and Chief Executive Officer. The Company entered into an employment agreement with Mr. Chastelet which provided for an annual base salary of $275,000. Subsequent to this, Mr. Chastelet received raises to $300,000 annual base salary on April 1, 2000 and to $318,012 annual base salary on April 1, 2001. In October, 2001, as part of Company-wide cost cutting measures, Mr. Chastelet took a 20% pay reduction to $254,400 annual base. During 2001, Mr. Chastelet received a stock option to purchase 250,000 shares of Common Stock at an exercise price of $27.75. These options vest over a three-year period. Overall, Mr. Chastelet's base and incentive compensation were below the median compensation for technology companies, but within the competitive range.

      The Compensation Committee intends to retain independent, outside compensation consultants to help it determine a competitive base and incentive compensation package for Dr. Bryan J. Zwan in connection with Dr. Zwan's new role as President and Chief Executive Officer of the Company. The Committee intends to offer such compensation to Dr. Zwan upon its final determination of a competitive package.

COMPENSATION ARRANGEMENTS GENERALLY

      Overall, the Compensation Committee believes that the compensation arrangements for the Company's executives serve the long term interests of the Company and its stockholders and that the equity/option positions of executives are an important factor in retaining and attracting key executives. The Compensation Committee intends to continue to review and analyze its policies in light of the performance and development of the Company and the environment in which it competes for executives and to retain outside compensation consultants from time to time to assist the Compensation Committee in such review and analysis.

                                        Submitted by the Compensation Committee
                                        of the Board of Directors



                                        Robert F. Hussey, Chairman
                                        Gerald A. Fallon
                                        Dr. William Hamilton

      The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

DOCSSV1:187879.912964-2 HS5             #

                         REPORT OF THE AUDIT COMMITTEE

      The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001, included in the Company's Annual Report on Form 10-K for that year:

      The Audit Committee has reviewed and discussed these audited financial statements with management of the Company.

      The Audit Committee has discussed with the Company's independent accountants, PricewaterhouseCoopers LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

      The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as amended, and has discussed with PricewaterhouseCoopers LLP the independence of
PricewaterhouseCoopers LLP from the Company. The Audit Committee has determined that the provision of non-audit services by the accountants is compatible with maintaining the accountants' independence.

      Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

      The Audit Committee is composed of three directors, who are independent, as defined under Rule 4200(a)(14) of the NASD listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as "Appendix A" to this Proxy Statement.




                                        Submitted by the Audit Committee
                                        of the Board of Directors


                                        Dr. William F. Hamilton, Chairman
                                        Robert F. Hussey
                                        Gerald A. Fallon

      The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

DOCSSV1:187879.912964-2 HS5             #

                      FEES PAID TO PRINCIPAL ACCOUNTANTS

      During   2001,   the   Company   retained   its   principal  accountants,
PricewaterhouseCoopers LLP, to provide services in the following categories and amounts:



Audit Fees                                                   $106,831
Financial Information Systems Design and Implementation Fees $      -
All Other Fees                                               $368,958  (1)


      The Audit Committee of the Company has considered the compatibility of the non-audit services provided by PricewaterhouseCoopers LLP with such principal accountant's independence. The Audit Committee has determined that the provision of non-audit services by the accountants is compatible with maintaining the accountants' independence.
_________________

(1)  includes  tax  and  tax  planning  fees of $219,117 and other services  of
$149,841.
DOCSSV1:187879.912964-2 HS5             #

                               PERFORMANCE GRAPH

                     COMPARISON OF CUMULATIVE TOTAL RETURN

       AMONG DIGITAL LIGHTWAVE, INC., THE NASDAQ TOTAL RETURN INDEX, AND
                        THE NASDAQ NON-FINANCIAL INDEX




                            2/7/97          12/31/97          12/31/98         12/31/99         12/31/00          12/31/01
                            -------          -------          -------           -------          -------          -------
Digital Lightwave, Inc.   $  100.00        $  104.97        $   18.41         $  509.44        $  252.23        $   74.67
NASDAQ Total Return       $  100.00        $  116.30        $  163.97         $  304.71        $  183.28        $  145.43
NASDAQ Non-Financial      $  100.00        $  110.91        $  169.22         $  319.18        $  186.05        $  142.20




      The above graph assumes that $100.00 was invested in the Common Stock and in each index on February 7, 1997, the effective date of the Company's initial public offering. Although the Company has not declared a dividend on its Common Stock, the total return for each index assumes the reinvestment of dividends. Stockholder returns over the period presented should not be considered indicative of future returns. The foregoing graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                                 PROPOSAL TWO

                          (ITEM 2 ON THE PROXY CARD)

AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS TO ELIMINATE
                       CERTAIN ANTI-TAKEOVER PROVISIONS

      The Board has unanimously approved and recommends that the stockholders adopt resolutions amending the Certificate and Bylaws to eliminate certain provisions currently contained in these documents that can be characterized as having an anti-takeover effect. These provisions include:

    {circle}Anti-takeover provisions;
    {circle}Restrictions on certain stockholder actions; and {circle}Supermajority voting requirements to amend certain provisions of the Bylaws and the Certificate.

      These types of provisions tend to restrict or otherwise limit the ability of a majority of stockholders from taking action that they might deem advisable. Provisions such as these also tend to discourage hostile takeovers, and tend to require an acquiror to negotiate the terms of a proposed acquisition. Although removal of these provisions may make the Company more vulnerable to hostile takeovers, the Board believes that these types of provisions can also impede active stockholder participation in the Company's affairs. Accordingly, the Board believes that the elimination of these provisions from its governing documents will promote both effective management of the Company by the Board and corporate governance by its stockholders. The text of the proposed changes to the Certificate is contained in "Appendix C" and the text of the proposed changes to the Bylaws is contained in "Appendix D", both of which are attached to this proxy statement. The statements made in this proxy statement with respect to the Bylaws and the Certificate are qualified in their entirety by reference to the relevant appendixes.

                               PROPOSAL TWO (A)

    AMENDMENT TO THE CERTIFICATE OF INCORPORATION ELIMINATING ANTI-TAKEOVER
                                  PROVISIONS

DESCRIPTION OF PROPOSED AMENDMENT

      This Proposal would amend the Certificate to eliminate anti-takeover provisions contained in Article Eighth. The current provisions may have the effect of discouraging future takeover attempts and of perpetuating the Company's existing management which the Company's stockholders may deem to be in their best interests. The following is a summary of the current provisions contained in the Certificate:

      Article Eighth of the Certificate contains provisions (the "Fair Price Provisions") which require the holders of 70% of those shares that are not beneficially owned or controlled (an "Unaffiliated 70% Vote") by a Related Person, as described below, to approve specified business combinations (the "Business Combinations") with or proposed by any Related Person, except where the transaction (i) has been approved by two-thirds of the directors who are not affiliated with the Related Person (the "Continuing Directors") or (ii) meets certain minimum price criteria and procedural conditions. If the Business Combination satisfies either of these criteria, the usual requirements of applicable law, regulations and other provisions of the Certificate would apply.

      A "Related Person" includes any stockholder who owns directly or indirectly 10% or more of the outstanding voting shares of the Company, including the majority stockholder of the Company, Dr. Bryan J. Zwan and his affiliates.

      A Business Combination includes, among other things, the following: (i) a merger or consolidation of the Company or any subsidiary of the Company with a Related Person; (ii) the sale, lease, mortgage or other disposition by the Company or any subsidiary of the Company of assets worth more than a specified amount to a Related Person; (iii) the adoption of any plan or proposal to liquidate or dissolve the Company that is proposed by a Related Person; (iv) the sale, lease or mortgage to the Company or any subsidiary of the Company of all or more than a specified amount of the assets of a Related Person or its affiliates; (v) the issuance, pledge or transfer of stock or other securities of the Company or any of its subsidiaries to a Related Person in exchange for cash or property worth more than a specified amount, unless such person is acting as an underwriter with respect to such securities; (vi) any reclassification of securities, recapitalization or other transaction which has the direct or indirect effect of increasing the voting power or proportionate share of the outstanding stock (or of any class or series of stock) of the Company or any subsidiary of the Company owned by a Related Person; (vii) any agreement, contract or other arrangement providing directly or indirectly for any of the foregoing; or (vii) any series of transactions that not less than two-thirds of the Continuing Directors determine are related and, if taken together, would constitute a Business Combination.

      The Fair Price Provisions require the consideration to be paid to the Company's stockholders in a Business Combination not approved by either two-thirds of the Continuing Directors or an Unaffiliated 70% Vote to be either cash or the same type of consideration paid by the Related Person in acquiring the Company's voting stock that it previously acquired. The fair market value of any consideration other than cash or publicly traded securities would be determined by a majority of the Continuing Directors. The Fair Price Provisions require the Related Person to meet the minimum price criteria with respect to each class or series of Common or Preferred Stock, whether or not the Related Person owned shares of that class or series prior to proposing the Business Combination.

      The Certificate provides that the foregoing provisions of the Certificate may be amended or repealed by the stockholders only with the affirmative vote of at least 70% of the shares entitled to vote generally in the election of directors voting together as a single class unless two-thirds of the Continuing Directors approve the changes, in which case, a majority vote would be sufficient. These provisions exceed the usual majority vote requirement of Delaware law and are intended to prevent the holders of less than 70% of the voting power from circumventing the foregoing terms by amending the Certificate or Bylaws. These provisions enable the holders of more than 30% of the voting power to prevent amendments to the Certificate if they are approved by the holders of a majority of the voting power.

REASONS FOR PROPOSAL

      The purpose of the amendment is to provide us with greater flexibility to enter into corporate transactions and to do so without incurring the expense and delay of receiving stockholder approval, if stockholder approval is not otherwise required. The Company will continue to be subject to the requirements of Delaware law and the rules of the Nasdaq Stock Market, upon which our Common Stock is listed for trading. Under Delaware law and the Nasdaq rules, the approval of the holders of a majority of the shares outstanding is required to approve the merger of the Company with another company, the sale, lease or exchange of all or substantially all of our property and assets, or any acquisition transaction in which Common Stock (or securities convertible into Common Stock) will be issued that has 20% or more of the total voting power outstanding before the issuance of such securities. Further, Section 203 of the Delaware General Corporation Law provides the Company with certain protections against takeover attempts by certain interested stockholders as that term is defined in Section 203. The Board of Directors believes that Delaware law and the Nasdaq rules provide the Company with adequate protection against abusive and unwanted takeover tactics.

      The Company's management routinely evaluates merger or acquisition opportunities. The affect of this proposal would be to facilitate such a transaction.

RESERVATION OF RIGHTS

      Even if the stockholders approve the amendment to the Certificate, the Board of Directors reserves the right not to proceed, if, at any time prior to filing the amendment with the Secretary of State of the State of Delaware, our Board of Directors determines that the amendment is no longer in our and our stockholders' best interests.

VOTE REQUIRED AND BOARD RECOMMENDATION

      Since two-thirds of the Continuing Directors have approved this amendment to the Certificate, approval of this Proposal Two (A) requires only the affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for it. Accordingly, abstentions will have the same effect as votes against this proposal and broker non-votes will not affect the outcome of voting on this proposal.

      If approved, this Proposal Two (A) will become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to follow shortly after the approval of this Proposal Two (A). THE BOARD RECOMMENDS YOU VOTE "FOR" THE ELIMINATION OF THE ARTICLE EIGHTH ANTI-TAKEOVER PROVISIONS.

                               PROPOSAL TWO (B)

     AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND BYLAWS TO ELIMINATE
                  RESTRICTIONS ON CERTAIN STOCKHOLDER ACTIONS

      This proposal would amend Article Sixth of the Certificate and would make conforming amendments to Article II, Sections 1(c) of the Bylaws, which provisions currently provide that stockholder action must be taken at a meeting of stockholders and may not be effected by any consent in writing unless approved by a vote of two-thirds of the Continuing Directors and special meetings of stockholders may be called only by the President and Chairman of the Board.

      The Board of Directors has adopted Bylaw provisions that permit a special meeting of the Company to be called by the Chairman of the Board, the majority of the Board of Directors, and by stockholders owning a majority of the outstanding shares of Common Stock. The Board of Directors believes that this Bylaw provision is protective of and favorable to the interests of stockholders.

      The Certificate provides further that the foregoing provisions of the Certificate and Bylaws may be amended or repealed by the stockholders only with the affirmative vote of at least 70% of the shares entitled to vote generally in the election of directors voting together as a single class unless two-thirds of the Continuing Directors approve the changes, in which case, a majority vote would be sufficient. These provisions exceed the usual majority vote requirement of Delaware law and are intended to prevent the holders of less than 70% of the voting power from circumventing the foregoing terms by amending the Certificate or Bylaws. These provisions enable the holders of more than 30% of the voting power to prevent amendments to the Certificate or Bylaws even if they are approved by the holders of a majority of the voting power. If adopted, Proposal Two (B) would have the effect of eliminating these restrictions on the stockholders.

REASONS FOR THE PROPOSAL

      The Board believes that the provisions of Article Sixth make it cumbersome for the stockholders to take action that they deem appropriate. The Board believes that these provisions unnecessarily restrict the ability of stockholders to take such action and are not necessary to protect stockholders from inadequate or coercive offers.

      By removing the prohibition on acting by written consent, the stockholders will be able to take corporate action without a meeting of the stockholders. This will make it easier for stockholders who own a large percentage of shares to take action without seeking the approval of the remaining stockholders. For example, if Proposal Two (B) is approved, Dr. Bryan J. Zwan, who owns approximately 60.4% of the outstanding voting stock of the Company, could take action without giving prior notice to the remaining stockholders. If approved by the stockholders, the Article Sixth of the Certificate will be amended as set forth in "Appendix C" hereto and Article II,
Section 1(c) of the Bylaws will be amended as set forth in "Appendix D" hereto.

VOTE REQUIRED AND BOARD RECOMMENDATION

      Since two-thirds of the Continuing Directors have approved this amendment to the Certificate, approval of this Proposal Two (B) requires only the affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for it. Accordingly, abstentions will have the same effect as votes against this proposal and broker non-votes will not affect the outcome of voting on this proposal.

      If approved, this Proposal Two (B) will become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to follow shortly after the approval of this Proposal Two (B). THE BOARD RECOMMENDS A VOTE "FOR" THE ELIMINATION OF RESTRICTIONS ON CERTAIN STOCKHOLDER ACTIONS.


DOCSSV1:187879.912964-2 HS5             #

                               PROPOSAL TWO (C)

   ELIMINATION OF SUPERMAJORITY VOTING REQUIREMENTS FROM THE CERTIFICATE OF
                           INCORPORATION AND BYLAWS

      This Proposal would eliminate the current voting requirements to amend, alter or repeal certain provisions of the Company's Bylaws and the Certificate from Articles Fifth, Sixth, Seventh and Eighth of the Certificate. To amend, alter or repeal certain provisions of the Company's Bylaws and Certificate, the Certificate currently requires the affirmative vote of at least 70% of the shares entitled to vote generally in the election of directors voting together as a single class unless two-thirds of the Continuing Directors approve the changes, in which case, a majority vote would be sufficient. These provisions exceed the usual majority vote requirement of Delaware law and are intended to prevent the holders of less than 70% of the voting power from circumventing the foregoing terms by amending the Certificate or Bylaws. These provisions enable the holders of more than 30% of the voting power to prevent amendments to the Certificate or Bylaws even if they are approved by the holders of a majority of the voting power. If adopted, Proposal Two (C) would have the effect of permitting a majority of the Board or the stockholders to amend the Company's Bylaws and Certificate.

REASONS FOR THE PROPOSAL

      Elimination of these voting provisions is consistent with the Board's goal of promoting efficient and effective management of the Company and furthering stockholder participation in corporate governance as described in Proposals Two (A) and Two (B).

VOTE REQUIRED AND BOARD RECOMMENDATION

      Since two-thirds of the Continuing Directors have approved this amendment to the Certificate, approval of this Proposal Two (C) requires only the affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for it. Accordingly, abstentions will have the same effect as votes against this proposal and broker non-votes will not affect the outcome of voting on this proposal.

      If approved, this Proposal Two (C) will become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to follow shortly after the approval of this Proposal Two (C). THE BOARD RECOMMENDS A VOTE "FOR" THE ELIMINATION OF THE RESTRICTIVE VOTING PROVISIONS CONTAINED IN ARTICLES FIFTH, SIXTH, SEVENTH AND EIGHTH OF THE CERTIFICATE.

DOCSSV1:187879.912964-2 HS5             #

                                PROPOSAL THREE

                       APPROVAL OF AN AMENDMENT TO THE
          DIGITAL LIGHTWAVE, INC. 1997 EMPLOYEE STOCK PURCHASE PLAN

                          (ITEM 3 ON THE PROXY CARD)
GENERAL

      The Company's stockholders are being asked to approve an amendment to the Digital Lightwave, Inc. 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan") increasing by 300,000 the number of shares available under the Stock Purchase Plan, the full text of the amendment is included as "Appendix B" to this Proxy Statement. The purpose of the Stock Purchase Plan is to enable eligible employees of the Company or any of its subsidiaries, through payroll deductions, to purchase shares of the Common Stock and thereby to have an additional incentive to contribute to the prosperity of the Company.

      The  following  is  a summary of the material terms of the Stock Purchase
Plan as proposed to be amended.   This  summary is qualified in its entirety by
the text of the Stock Purchase Plan.

STOCK PURCHASE PLAN

      The proposed amendment to the Stock Purchase Plan increases the number of shares of Common Stock available for purchase by eligible employees of the Company or any of its subsidiaries to 600,000 (an increase of 300,000 shares). The Stock Purchase Plan permits eligible employees to elect to have a portion of their pay deducted by the Company to purchase shares of Common Stock. In the event there is any increase or decrease in Common Stock without receipt of consideration by the Company (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the Stock Purchase Plan. As of December 31, 2001, approximately 224,201 shares of Common Stock had been purchased by employees participating in the Stock Purchase Plan and 75,799 shares were available for future purchase.

      Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Option Period. Option Periods will be 27 months or such other period as is set by the Company. Exercise Periods are the periods during which shares of Common Stock are purchased. Generally, Exercise Periods will be three months. Payroll deductions and other payments will be accumulated during an Exercise Period and purchases of shares will occur at the end of each Exercise Period (from the amounts accumulated during that Exercise Period).

      The option price for each share (the "Option Price") will be set by the Board of the Directors. The Option Price for each exercise period will be 85% of the fair market value of the Common Stock on the first trading day or last trading day of such Exercise Period which ever is lower.

      Any employee of the Company or subsidiary may participate in the Stock Purchase Plan, except the following, who are ineligible to participate: (a) an employee whose customary employment is 20 hours or less per week; and (b) an employee who, after exercising his or her rights to purchase stock under the Stock Purchase Plan, would own stock (including stock that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. An employee must be employed on the last day of the Exercise Period in order to acquire stock for that Exercise Period under the Stock Purchase Plan. As of April 5, 2002 there are approximately 108 employees, including 3 executive officers, eligible to participate in the Stock Purchase Plan. Members of the Company's Board who are not employees and other non-employees such as consultants are not eligible to participate. The actual benefits, if any, to participants in the Stock Purchase Plan are not determinable prior to the purchase of shares thereunder as the value, if any, of such shares to their holders is represented by the difference between the fair market value of a share of the Company's Common Stock on the date of the purchase and the Option Price of the shares, as described above.

      An eligible employee may become a participant in the Stock Purchase Plan by completing an election to participate in the Stock Purchase Plan authorizing the Company to have deductions made from pay on each pay day following enrollment in the Stock Purchase Plan. The deductions or contributions will be credited to the employee's account under the Stock Purchase Plan. An employee may change his or her percentage of payroll deduction or contribution during the beginning of any Exercise Period. An employee may suspend participation in the plan during an Exercise Period but will not be able withdraw any contributed funds until the end of the Exercise Period.

      No employee may purchase Common Stock in any calendar year under the Stock Purchase Plan and all other "employee stock purchase plans" of the Company and any parent or subsidiary having an aggregate fair market value in excess of $25,000, determined as of the date granted during the Exercise Period.

      On the last trading day of each Exercise Period, a participating employee will be credited with the number of whole shares of Common Stock purchased under the Stock Purchase Plan for such period. Common Stock purchased under the Stock Purchase Plan will be held in the custody of an agent designated by the Company (the "Agent"). The Agent may hold the Common Stock purchased under the Stock Purchase Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. An employee may, however, instruct the Agent to have all or part of such shares reissued in the employee's own name and have the stock certificate delivered to the employee.

      A participating employee will be refunded all monies in his or her account, and his or her participation in the Stock Purchase Plan will be terminated, if: (a) the employee terminates employment with the Company; (b) the Board elects to terminate the Stock Purchase Plan; or (c) the employee ceases to be eligible to participate in the Stock Purchase Plan. No participating employee may assign his or her rights to purchase shares of Common Stock under the Stock Purchase Plan, whether voluntarily, by operation of law or otherwise.

      The Stock Purchase Plan will be administered by the Company at the direction of the Board. The Board of Directors has the authority to interpret the Stock Purchase Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Stock Purchase Plan, all of which determinations will be final and binding.

      The Board may, at any time, amend the Stock Purchase Plan in any respect; provided, however, that without approval of the stockholders of the Company no amendment shall be made that (a) materially increases the number of shares that may be made available for purchase under the Stock Purchase Plan, (b) materially changes the eligibility requirements for participating in the Stock Purchase Plan or (c) materially impairs the vested rights of participating employees.

      The Board may terminate the Stock Purchase Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the Stock Purchase Plan shall, without further action of the Board, terminate at the earlier of (i) ten years after adoption of the Stock Purchase Plan by the Board and (ii) such time as all shares of Common Stock that may be made available for purchase under the Stock Purchase Plan have been issued.

FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK PURCHASE PLAN

      If a participant acquires stock under the Stock Purchase Plan, no income will result to such participant, and the Company will be allowed no deduction as a result of such purchase, if certain conditions are met. The principal condition which must be satisfied is that the participant does not dispose of the stock within two years after the first day of the applicable Offering Period or one year after purchase of the stock. If the employee disposes of the stock acquired pursuant to the Stock Purchase Plan after the statutory holding period has expired, gain on the sale is capital gain except to the extent of ordinary (compensation) income determined as described below. If the employee disposes of the stock before the expiration of the statutory holding period, the employee must recognize as ordinary (compensation) income the difference between the stock's fair market value and the purchase price.

      An employee disposing of stock after expiration of the statutory holding period (or who dies) must include in ordinary (compensation) income at the time of sale or other taxable disposition of the stock acquired under the Stock Purchase Plan, or upon the employee's death while still holding the stock, the lesser of: (1) the Purchase Price discount from the fair market value of the stock at the beginning of the Offering Period; or (2) the amount, if any, by which the stock's fair market value at the time of such disposition or death exceeds the purchase price paid.

VOTE REQUIRED AND BOARD RECOMMENDATION

      Approval of an amendment to the Stock Purchase Plan requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for it. Accordingly, abstentions will have the same effect as votes against this proposal and broker non-votes will not affect the outcome of voting on this proposal.

      The Board believes that the Stock Purchase Plan encourages and assists the Company's employees to acquire an equity interest in the Company, helps align employee interests with other stockholders, helps provide for the future financial security of the Company's employees and fosters good employee relations. The opportunity for employees to acquire shares of Common Stock pursuant to the Stock Purchase Plan will be important to attract and retain qualified employees who are essential to the success of the Company. THE BOARD RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO INCREASE BY 300,000 THE NUMBER OF SHARES AVAILABLE UNDER THE 1997 EMPLOYEE STOCK PURCHASE PLAN.

DOCSSV1:187879.912964-2 HS5             #

                                 PROPOSAL FOUR

                        APPROVAL OF AN AMENDMENT TO THE
                DIGITAL LIGHTWAVE, INC. 2001 STOCK OPTION PLAN

                          (ITEM 4 ON THE PROXY CARD)

      The Company's stockholders are being asked to approve an amendment to the Digital Lightwave, Inc. 2001 Stock Option Plan (the "2001 Plan"), increasing by 3,000,000 the number of shares available under the 2001 Plan, the full text of the amendment is included as "Appendix E" to this Proxy Statement

      The following is a summary of the material terms of the 2001 Plan as proposed to be amended. This summary is qualified in its entirety by text of the 2001 Plan.

DESCRIPTION OF THE 2001 PLAN

PURPOSE

      The purpose of the 2001 Plan is to allow the Company to provide key employees (including officers and directors), non-employee Board members and independent consultants and advisors in the Company's service the continuing opportunity to acquire a meaningful equity interest in the Company as an incentive for them to remain in service. The Board believes that such equity incentives are a significant factor in the Company's ability to attract and retain the key individuals who are essential to the Company's long-term growth and financial success.

SHARE RESERVE

      The 2001 Plan, as amended, reserves for issuance 6,000,000 shares (an increase of 3,000,000 shares), plus (i) the number of shares remaining for issuance under the 1996 Stock Option Plan (the "1996 Plan") as of the date of stockholder approval of the 2001 Plan and (ii) the number of shares subject to options outstanding under the 1996 Plan as of the date of the initial stockholder approval of the 2001 Plan to the extent that such options expire or terminate for any reason prior to exercise in full (with the sum of (i) and
(ii) not to exceed 2,735,872 shares). Should an outstanding option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 2001 Plan. Unvested shares issued under the 2001 Plan and subsequently repurchased by the Company at the original option exercise price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the 2001 Plan. As of December 31, 2001, options to purchase 3,126,201 shares of Common Stock were issued and outstanding under the 1996 Plan and the 2001 Plan and 1,855,942 shares were available for future grant. The amount of stock options made under the 2001 Plan is in the discretion of the Plan Administrator. Accordingly the number of options that can be received under the 2001 Plan by any one eligible individual is not determinable, except in no event may any single participant in the 2001 Plan receive option grants for more than 250,000 shares of Common Stock in the aggregate per fiscal year, except with respect to individuals first hired by the Company, who may receive option grants in the fiscal year of their hire for up to 500,000 shares.

ADMINISTRATION

      The Compensation Committee of the Board has exclusive authority to administer the 2001 Plan with respect to option grants made to the Company's executive officers and independent Board members. The Compensation Committee and a Secondary Committee of one or more Board members will each have separate but concurrent authority to make option grants under that program to all other eligible individuals. However, any discretionary option grants for members of the Compensation Committee must be authorized by a disinterested majority of the Board. In no event will the Secondary Committee be authorized to grant to any individual options to purchase more than 50,000 shares of Common Stock in the aggregate per fiscal year. The term "Plan Administrator," as used in this Proposal, will mean either the Compensation Committee or the Secondary Committee, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 2001 Plan.

ELIGIBILITY

      Employees   (including   officers),   independent   Board  members,   and
independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to receive options granted under the 2001 Plan. In no event may any single participant in the 2001 Plan receive option grants for more than 250,000 shares of Common Stock in the aggregate per fiscal year, except with respect to individuals first hired by the Company, who may receive option grants in the fiscal year of their hire for up to 500,000 shares.

GRANTS

      The Plan Administrator will generally have complete discretion to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding. However, this discretion is subject to the annual limit on grants to a single individual, the minimum vesting requirements described below and certain other limitations imposed on the terms of awards under the 2001 Plan.

PRICE AND EXERCISABILITY

      Each option will have an exercise price per share not less than 100% of the fair market value per share of Common Stock on the option grant date. Each option may generally be exercised for vested shares in a series of installments over a specified period of service measured from the grant date. However, options may be structured to be immediately exercisable for any or all of the option shares. However, any shares acquired under those options will generally be unvested and subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.

      Except as described in the Section "Vesting Acceleration," no option may become exercisable for vested shares quicker than ratably over thirty-six (36) months of service, except for vesting or acceleration of vesting based on achievement of a performance goal or goals and, if an option is exercisable for unvested shares, such shares may not vest quicker than ratably over thirty-six
(36) months of service, except for vesting or acceleration of vesting based on achievement of a performance goal or goals.

      The exercise price may be paid in cash or in shares of the Common Stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a brokerage firm will effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

      No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options will generally not be assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime, subject to such limitations as the Plan Administrator may establish from time to time, pursuant to a domestic relations order or to one or more of Optionee's family members or an entity owned, benefiting or controlled by the Optionee or one or more of Optionee's family members. The optionee may also designate one or more beneficiaries to automatically receive his or her outstanding options at death.

TERMINATION OF SERVICE

      Upon cessation of service, the optionee will generally have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time, not exceeding ninety days (plus any period during which the option shares may not be sold due to certain sale black out periods) except in the case of death or disability. The Plan
Administrator will have discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part, subject to the minimum vesting requirements and the maximum post-termination exercise period described above.

VALUATION

      For all valuation purposes under the 2001 Plan, the fair market value per share of Common Stock on any relevant date will be deemed equal to the closing selling price per share on that date, as reported on the Nasdaq National Market.

VESTING ACCELERATION

      If the Company liquidates, disposes of substantially all of its assets in liquidation or dissolution or is involved in a merger or consolidation involving the transfer of ownership of at least 50% of the voting power of the Company's securities, each outstanding option that is not to be assumed by the successor corporation will generally automatically accelerate in full, and all unvested shares will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation.

      The Plan Administrator may grant options that become fully exercisable if those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period (not to exceed 12 months) following such acquisition.

      The acceleration of vesting in the event of an acquisition of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal.

CHANGES IN CAPITALIZATION

      If any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2001 Plan,
(ii) the maximum number and/or class of securities for which any one person may be granted stock options per fiscal year or as an initial grant, (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option and (iv) the maximum number of shares for which options may be granted to a single participant in a fiscal year by the Secondary Committee. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Plan or the outstanding options thereunder.

FINANCIAL ASSISTANCE

      The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of options. The Plan Administrator will determine the terms of any such financial assistance. However, the maximum amount of financing provided any participant may not exceed the lesser of (i) the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares or (ii) one hundred thousand dollars ($100,000).

SPECIAL TAX ELECTION

      The Plan Administrator may provide one or more holders of options under the 2001 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock held by such individual for at least six months in payment of such tax liability.

AMENDMENT AND TERMINATION

      The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested shares of Common Stock at the time outstanding under the Plan unless the optionee consents to such amendment or modification. Certain amendments may require stockholder approval pursuant to applicable laws or regulations. No amendment will be effective without stockholder approval if it would: (i) increase the number of shares of Common Stock authorized for issuance under the Plan, (ii) increase the maximum number of shares of Common Stock that may be the subject of options granted to any one individual in a fiscal year, (iii) authorize an option exercise price per share of less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date, (iv) shorten the minimum vesting requirements of the Plan, (v) authorize the acceleration of exercisability and/or vesting of options under additional circumstances than previously authorized under the 2001 Plan, (vi) increase the maximum term of options or the post-service exercise period of options, (vii) increase the authority of any Secondary Committee, (viii) increase the maximum amount of credit that may be extended to an optionee by the Company in connection with the exercise of an option or (ix) authorize the extension of additional provisions of the Plan as in effect after the date the Board of Directors has approved the 2001 Plan to options granted before that date. However, the Board may make an amendment to the Plan without stockholder approval if and to the extent that such amendment is required by law or is necessary to preserve favorable regulatory treatment afforded stock options under the Plan before such amendment.

      Unless sooner terminated by the Board, the 2001 Plan will terminate on the earliest of (i) January 31, 2011, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

FEDERAL INCOME TAX CONSEQUENCES

      Options granted under the 2001 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

      Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition of the shares is made more than two years after the date the option for those shares is granted and more than one year after the date the option is exercised for such shares. If either of these periods is not met, then a disqualifying disposition will result.

      Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date or, if less, the amount received for the shares upon disposition over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

      If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

      Non-Statutory Options. An optionee recognizes no taxable income upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

      If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date those shares vest over (ii) the exercise price paid for such shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

      The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

      The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

VOTE REQUIRED AND BOARD RECOMMENDATION

      Approval of an amendment to the 2001 Plan requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for it. Accordingly, abstentions will have the same effect as votes against this proposal and broker non-votes will not affect the outcome of voting on this proposal.

      The Board believes that the 2001 Plan encourages and assists the Company's key employees (including officers and directors), non-employee Board members and independent consultants and advisors in the Company's service to acquire an equity interest in the Company, helps align their interests with other stockholders, helps provide for their future financial security and fosters good relations with them. The opportunity to acquire shares of Common Stock pursuant to the 2001 Plan will be important to attract and retain qualified person which is essential to the success of the Company. THE BOARD RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO INCREASE BY 3,000,000 THE NUMBER OF SHARES AVAILABLE UNDER THE 2001 STOCK OPTION PLAN.

DOCSSV1:187879.912964-2 HS5             #

                                OTHER BUSINESS

      The Company is not aware of any other matters to be presented at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares that they represent in accordance with their best judgment.


         STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

      Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2003 annual meeting and that stockholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Secretary of the Company at its principal executive offices (15550 Lightwave Drive, Clearwater, Florida 33760) no later than December 30, 2002, which is 120 calendar days prior to the anniversary of this year's mail date, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

      In addition, under the Company's Bylaws, a stockholder presentation of an item for consideration as an agenda item for a meeting of stockholders must be submitted to the principal executive offices of the Company not less than 120 days nor more than 180 days prior to the meeting (the "Bylaw Deadline"). Stockholders should contact the Secretary of the Company in writing at 15550 Lightwave Drive, Clearwater, Florida 33760 to make any submission or to obtain additional information as to the proper form and content of submissions. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

      The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's annual meeting.

FORM 10-K

      A copy of the Company's Annual Report on Form 10-K for Fiscal 2001 is being mailed with this Proxy Statement to stockholders entitled to notice of the Meeting. At any stockholder's written request, the Company will provide without charge, a copy of this report, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $.20 per page will be made. Requests should be sent to Investor Relations, Digital Lightwave, Inc., 15550 Lightwave Drive, Clearwater, Florida 33760.


                                        By Order of the Board of Directors,

                                        Mark E. Scott
                                        Secretary
Clearwater, Florida
April 30, 2002


DOCSSV1:187879.912964-2 HS5             #

APPENDIX A

                        CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                          OF DIGITAL LIGHTWAVE, INC.



I.    PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls; and the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

2. Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department; and

3. Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

      The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.   COMPOSITION

      The Audit Committee shall be comprised of three or more independent directors.

      All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

III.  MEETINGS

      The Committee shall meet on a regular basis and shall hold special meetings as circumstances require. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials.

IV.   RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter at least annually.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal financial reports prepared by and any internal auditing department and management's response.

Independent Accountants

4. Recommend to the Board of Directors the selection of the independent accountants and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall obtain a formal written statement from the accountants delineating all relationships between the accountants and the Corporation consistent with Independence
   Standards Board Standard 1, and shall review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5. Review  the  performance  of  the  independent  accountants and approve  any
   proposed  discharge  of  the  independent  accountants   when  circumstances
   warrant.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the organization's financial statements.

Financial Reporting Processes

7. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

10.Establish regular and separate systems of reporting to the Audit Committee by management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11.Following completion of the annual audit, review separately with management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12.Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

13.Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

14.Perform any other activities consistent with this Charter, the Corporation's
   Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

DOCSSV1:187879.912964-2 HS5            A-#

APPENDIX B

                           PROPOSED AMENDMENT TO THE
                         DIGITAL LIGHTWAVE, INC. 1997
                         EMPLOYEE STOCK PURCHASE PLAN



      The first sentence of Item 5. Offering of Digital Lightwave, Inc. 1997 Employee Stock Purchase Plan is hereby amended in its entirety to read as follows:

      "The maximum number of shares of Common Stock which may be issued pursuant to the Plan shall be 600,000 shares."

DOCSSV1:187879.912964-2 HS5            B-#

APPENDIX C
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                            DIGITAL LIGHTWAVE, INC.
                  (Originally incorporated on January 3, 1996)

      FIRST:                      The name of the Corporation is Digital
Lightwave, Inc.

      SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the city of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

      THIRD:    The  purpose  of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      FOURTH:

      (a) General. The aggregate number of shares which the Corporation is authorized to issue is 220,000,000 shares, of which 20,000,000 shall be shares of Preferred Stock, par value $.0001 per share (the "Preferred Stock") and 200,000,000 shall be shares of Common Stock, par value $.0001 per share (the "Common Stock").

      (b) Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide for the issuance of the shares of the Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

      The authority of the Board of Directors with respect to each series of the Preferred Stock shall include, but not be limited to, determination of the following:

           (i)   The  number  of  shares   constituting  that  series  and  the
      distinctive designation of that series;

           (ii) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

           (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

           (iv) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

           (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

           (vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

           (vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

           (viii) Any other relative rights, preferences and limitations of that series.

      (c) Common Stock. Each share of Common Stock issued and outstanding shall have one vote upon matters submitted to the common stock stockholders for a vote.

      FIFTH:The Board of Directors shall have the power to adopt, amend and repeal the Bylaws of the Corporation (except so far as the Bylaws of the Corporation adopted by the stockholders shall otherwise provide). Any Bylaws adopted by the directors under the powers conferred hereby may be amended or repealed by the Board of Directors or the stockholders.

      SIXTH: Except as otherwise required by law and subject to the rights of the holders of the Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board of Directors, the Board of Directors pursuant to a resolution approved by a majority of the whole Board of Directors or by the holders of a majority of outstanding shares of Common Stock.

      SEVENTH:

      (a)The business and affairs of the Corporation shall be managed by the Board of Directors of the Corporation.

      (b)Except as otherwise provided for or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of Preferred Stock to elect directors under specified circumstances, the number of the directors of Corporation shall be fixed from time to time by or pursuant to the Bylaws of the Corporation. The directors shall be elected each year at the annual meeting of stockholders of the Corporation, except as provided for in the Certificate of Incorporation of the Corporation or the Bylaws of the Corporation, and each director shall serve until his successor shall be elected and qualified or until the director's earlier death, resignation, removal or disqualification.

      (c) Advance notice of stockholder nominations for the election of directors shall be given in the manner provided in the Bylaws of the Corporation. Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

      (d) Except as otherwise provided for or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of Preferred Stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

      (e) Subject to the rights of any Preferred Stock to elect directors under specified circumstances, any director may be removed from office with or without cause by the affirmative vote of the holders of a majority of the voting power of all shares to Corporation entitled to vote generally in the election of directors, voting together as a single class.

      (f) To the fullest extent permitted by the General Corporation Law of the State of Delaware, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this paragraph shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation with respect to any act or omission occurring prior to the time of such repeal or modification.

      EIGHTH:    [Reserved]

      NINTH: Subject to the other terms of this Certificate of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred on stockholders herein are granted subject to this reservation.

      TENTH:     The name and address of the sole incorporator is as follows:

                 Bryan J. Zwan
                 601 Cleveland Street, Fifth Floor
                 Clearwater, Florida  34615

      ELEVENTH:  The period of duration of the Corporation is perpetual.

      TWELFTH: The number of the members of the initial Board of Directors is one (1), and the name and address of the person to serve as the initial director of the Corporation until his successors are duly elected and qualified as provided in the Corporation's Bylaws is:

                 Bryan J. Zwan
                 601 Cleveland Street, Fifth Floor
                 Clearwater, Florida  34615
DOCSSV1:187879.912964-2 HS5            C-#

      IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Certificate of Incorporation of the Corporation, as amended to date, and which has been duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law, to be signed by its duly authorized officer this ___ day of _______, 2002.



                                        DIGITAL LIGHTWAVE, INC.



                                  By:
                                        Name:
                                        Title:



DOCSSV1:187879.912964-2 HS5            C-#

                                  APPENDIX D

                          AMENDED AND RESTATED BYLAWS


                                   ARTICLE I

                                    OFFICES

SECTION 1.Registered Office.

      The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle, State of Delaware.

SECTION 2. Other Offices.

      The Corporation also may have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II

                                 STOCKHOLDERS

SECTION 1.Stockholder Meetings.

      (a) Time and Place of Meetings. Meetings of the stockholders shall be held at such times and places, either within or without the State of Delaware, as may from time to time be fixed by the Board of Directors and stated in the notices or waivers of notice of such meetings.

      (b) Annual Meeting. The annual meeting of the stockholders shall be held during the third week of the month of May in each year as designated by the Board of Directors, or at such other date as may be designated by the Board of Directors, for the election of directors and the transaction of such other business properly brought before such annual meeting of the stockholders and within the powers of the stockholders.

      (c) Special Meetings. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by the Chairman of the Board of Directors, the Board of Directors pursuant to a resolution approved by a majority of the whole Board of Directors or by the holders of a majority of the outstanding shares of Common Stock. Business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice of such meeting.

      (d) Notice of Meetings. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, written notice of each meeting of the stockholders shall be given not less than ten days nor more than sixty days before the date of such meeting to each stockholder entitled to vote thereat, directed to such stockholder's address as it appears upon the books of the Corporation, such notice to specify the place, date, hour and purpose or purposes of such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his address as it appears on the stock ledger of the Corporation. When a meeting of the stockholders is adjourned to another time and/or place, notice need not be given of such adjourned meeting if the time and place thereof are announced at the meeting of the stockholders at which the adjournment is taken, unless the adjournment is for more than thirty days or unless after the adjournment a new record date is fixed for such adjourned meeting, in which event a notice of such adjourned meeting shall be given to each stockholder of record entitled to vote thereat. Notice of the time, place and purpose of any meeting of the stockholders may be waived in writing either before or after such meeting and will be waived by any stockholder by such stockholder's attendance thereat in person or by proxy. Any stockholder so waiving notice of such a meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

      (e) Quorum. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, the holders of not less than a majority of the shares entitled to vote at any meeting of the stockholders, present in person or by proxy, shall constitute a quorum and the affirmative vote of the majority of such quorum shall be deemed the act of the stockholders. If a quorum shall fail to attend any meeting of the stockholders, the presiding officer of such meeting may adjourn such meeting from time to time to another place, date or time, without notice other than announcement at such meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting of the stockholders as originally noticed. The foregoing notwithstanding, if a notice of any adjourned special meeting of the stockholders is sent to all stockholders entitled to vote thereat which states that such adjourned special meeting will be held with those present in person or by proxy constituting a quorum, then, except as otherwise required by law, those present at such adjourned special meeting of the stockholders shall constitute a quorum and all matters shall be determined by a majority of the votes cast at such special meeting.

SECTION 2. Determination of Stockholders Entitled to Notice and to Vote.

      To determine the stockholders entitled to notice of any meeting of the stockholders or to vote thereat, the Board of Directors may fix in advance a record date as provided in Article VII, Section 1 of these Bylaws, or if no record date is fixed by the Board of Directors, a record date shall be determined as provided by law.

SECTION 3. Voting.

      (a)--Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, each stockholder present in person or by proxy at a meeting of the stockholders shall be entitled to one vote for each full share of stock registered in the name of such stockholder at the time fixed by the Board of Directors or by law as the record date of the determination of stockholders entitled to vote at such meeting.
      (b)==Every stockholder entitled to vote at a meeting of the stockholders may do so either (i) in person or (ii) by one or more agents authorized by a written proxy executed by the person or such stockholder's duly authorized agent, whether by manual signature, typewriting, telegraphic or facsimile transmission or otherwise. Every proxy must be executed in writing (which shall include telegraphing or facsimile transmission) by the stockholder or by his duly authorized agent, but no proxy shall be voted on after eleven (11) months from its date, unless the proxy provides for a longer period.

      (c) Voting may be by voice or by ballot as the presiding officer of the meeting of the stockholders shall determine. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, and shall state the number of shares voted.

      (d) In advance of or at any meeting of the stockholders, the Chairman of the Board or Chief Executive Officer may appoint one or more persons as inspectors of election (the "Inspectors") to act at such meeting. Such Inspectors shall take charge of the ballots at such meeting. After the balloting on any question, the Inspectors shall count the ballots cast and make a written report to the secretary of such meeting of the results. Subject to the direction of the presiding officer of the meeting, the duties of such Inspectors may further include without limitation: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity, and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes of consents and determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all stockholders. An Inspector need not be a stockholder of the Corporation and any officer of the Corporation may be an Inspector on any question other than a vote for or against such officer's election to any position with the Corporation or on any other questions in which such officer may be directly interested. If there are three or more Inspectors, the determination, report or certificate of a majority of such Inspectors shall be effective as if unanimously made by all Inspectors.

SECTION 4. List of Stockholders.

      The officer who has charge of the stock ledger of the Corporation shall prepare and make available, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to such meeting, either at a place within the city where such meeting is to be held and which place shall be specified in the notice of such meeting, or, if not so specified at the place where such meeting is to be held. The list also shall be produced and kept at the time and place of the meeting of the stockholders during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 5. Action by Consent of Stockholders.

      Any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any consent in writing by such stockholders; provided, however, that any action required to be taken by the stockholders of the Corporation may be effected by a consent to such action signed by the holders of a majority of the class of stock entitled to vote thereon if approved by a two-thirds vote of the Continuing Directors, as such term is defined in the Certificate of Incorporation. All such consents shall be filed with the corporate records.

SECTION 6.  Conduct of Meetings.

      The presiding officer of the meeting shall have full and complete authority to determine the agenda, to set the procedures and order the conduct of meetings, all as deemed appropriate by such person in his sole discretion with due regard to the orderly conduct of business.

SECTION 7. Notice of Agenda Matters.

      If a stockholder wishes to present to the Chairman of the Board or the Chief Executive Officer an item for consideration as an agenda item for any annual or special meeting of stockholders, he must give timely notice to the Secretary of the Corporation and give a brief description of the business desired to be brought before the meeting and any other information relating to the agenda item that is required to be disclosed pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"); provided, however, an item for consideration as an agenda item for any special meeting will be considered only if the item is one of the purposes described in the special meeting notice required by Section 222 of the General Corporation Law of Delaware. To be timely, (i) for any annual meeting of stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty days nor more than one hundred eighty days prior to the anniversary date of the Company's notice of annual meeting provided with respect to the previous year's annual meeting (the "Anniversary Date"); provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting has been changed to be more than thirty calendar days from the Anniversary Date, the stockholder's notice must be delivered to or mailed and received not later than the close of business on the tenth day following the date on which notice of the date of the annual meeting is given to stockholders or made public, whichever first occurs, and (ii) for any special meeting of stockholders, a stockholder's notice by must be delivered to or mailed and received not later than the close of business on the tenth day following the date on which notice of the date of the special meeting is given to stockholders or made public, whichever first occurs. No item submitted for consideration as an agenda item will be considered for any meeting unless submitted in accordance with the procedures set forth in this paragraph and the applicable requirements under Rule 14a-8.

                                  ARTICLE III

                              BOARD OF DIRECTORS

SECTION 1. General Powers.

      Unless otherwise restricted by law, the Certificate of Incorporation or these Bylaws as to action which shall be authorized or approved by the stockholders, and subject to the duties of directors as prescribed by these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, the directors shall have the following powers:

      (a) To select and remove all the other officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Certificate of Incorporation or these Bylaws, fix their compensation and require from them security for faithful service.

      (b) To conduct, manage, and control the affairs and business of the Corporation and to make such rules and regulations therefor not inconsistent with law, the Certificate of Incorporation or these Bylaws, as they may deem best.

      (c) To change the principal office for the transaction of the business of the Corporation from one location to another as provided in Article 1,
Section 2, hereof; to designate any place within or without the State of Delaware for the holding of any stockholders' meeting or meetings and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

      (d) To authorize the issue of shares of stock of the Corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, or tangible or intangible property actually received or, in the case of shares issued as a dividend, against amounts transferred from surplus to stated capital.

      (e) To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation or other evidences of debt and securities therefor.

      (f) To adopt and put into effect such stock purchase plans and stock option plans, both of general and restricted stock option plan character, as they may deem advisable for the benefit of employees of the Corporation, and to issue stock in accordance with and pursuant to any such plan.

SECTION 2. Election of Directors.

      (a) Number Qualification and Term of Office. The authorized number of directors of the Corporation shall be fixed from time to time by the Board of Directors, but shall not be less than one nor more than nine. The exact number of directors shall be determined from time to time, either by a resolution or Bylaw provision duly adopted by a majority of the whole Board of Directors. Directors need not be stockholders.

      (b) Resignation. Any director may resign from the Board of Directors at any time by giving written notice to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when such resignation shall become effective shall not be so specified, then such resignation shall take effect immediately upon its receipt by the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      (c) Nomination of Directors. Nominations of persons for election to the Board of Directors of the Corporation at any annual or special meeting of stockholders may be made only either by or at the direction of:

           (i) the Board of Directors or any nominating committee or person appointed by the Board of Directors, or

           (ii)any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the procedure set forth in this paragraph; provided, however, that nominations of persons for election to the Board at a special meeting may be made only if the election of directors is one of the purposes described in the special meeting notice required by Section 222 of the General Corporation Law of Delaware. Nominations of persons for election at annual meetings, other than nominations made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, (A) for any annual meeting of stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty days nor more than one hundred eighty days prior to the Anniversary Date; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting has been changed to be more than forty-five calendar days from the Anniversary Date, the stockholder's notice must be received not later than the close of business on the tenth day following the date on which notice of the date of the annual meeting is given to stockholders or made public, whichever first occurs, and (B) for any special meeting of stockholders, a stockholder's notice must be delivered to or mailed and received not later than the close of business on the tenth day following the date on which notice of the date of the special meeting is given to stockholders or made public, whichever first occurs. The stockholder's notice to the secretary shall set forth
           (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director at the annual meeting, (1) the name, age, business address and residence address of the proposed nominee, (2) the principal occupation or employment of the proposed nominee, (3) the class and number of shares of capital stock of the Corporation that are beneficially owned by the proposed nominee, and
           (4) any other information relating to the proposed nominee that is required to be disclosed in solicitation for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended, and (B) as to the stockholder giving the notice of nominees for election at the meeting, (1) the name and record address of the stockholder, and (2) the class and number of shares of capital stock of the Corporation that are beneficially owned by the stockholder. The Corporation may require any proposed nominee for election at the meeting of stockholders to furnish any other information as may reasonably be required by the Corporation to determine the eligibility of the proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph. The Chair of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the requirements of this paragraph, and if the Chair should so determine, the Chair shall so declare to the meeting and the defective nomination shall be disregarded.

      (d) Preferred Stock Provisions. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation having a preference over the Common Stock as to dividends or upon liquidation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of the stockholders, the term of office, filling of vacancies nomination, terms of removal and other features of such directorships shall be governed by the terms of Article Fourth of the Certificate of Incorporation and the resolution or resolutions establishing such class or series adopted pursuant thereto.

SECTION 3. Meetings of the Board of Directors.

 (a) Regular Meetings. Regular meetings of the Board of Directors shall be held without call at the following times:

           (i)at such times as the Board of Directors shall from time to time by resolution determine; and

           (ii)one-half hour prior to any special meeting of the stockholders and immediately following the adjournment of any annual or special meeting of the stockholders.

Notice of all such regular meetings hereby is dispensed with.

      (b) Special Meetings. Special meetings of the Board of Directors may be called by the Chief Executive Officer or the Board of Directors pursuant to a resolution approved by a majority of the whole Board of Directors and shall be called at the request of any member of the Board of Directors. Notice of the time and place of special meetings of the Board of Directors shall be given by the Secretary or an Assistant Secretary of the Corporation, or by any other officer authorized by the Board of Directors. Such notice shall be given to each director personally or by mail, messenger, telephone, facsimile or telegraph at such director's business or residence address. Notice by mail shall be deposited in the United States mail, postage prepaid, not later than the third day prior to the date fixed for such special meeting. Notice by telephone, facsimile or telegraph shall be sent, and notice given personally or by messenger shall be delivered, at least twenty-four hours prior to the time set for such special meeting. Notice of a special meeting of the Board of Directors need not contain a statement of the purpose of such special meeting.

      (c) Adjourned Meetings. A majority of directors present at any regular or special meeting of the Board of Directors or any committee thereof, whether or not constituting a quorum, may adjourn any meeting from time to time until a quorum is present or otherwise. Notice of the time and place of holding any adjourned meeting shall not be required if the time and place are fixed at the meeting adjourned.

      (d) Place of Meetings. Unless a resolution of the Board of Directors or the written consent of all members of the Board of Directors given either before or after the meeting and filed with the Secretary of the Corporation designates a different place within or without the State of Delaware, meetings of the Board of Directors, both regular and special, shall be held at the Corporation's principal executive offices.

      (e) Participation by Telephone. Members of the Board of Directors or any committee may participate in any meeting of the Board of Directors or committee through the use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

 (f) Quorum. At all meetings of the Board of Directors or any committee thereof, a majority of the total number of directors of the entire then authorized Board of Directors or such committee shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any such meeting at which there is a quorum shall be the act of the Board of Directors or any committee, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. A meeting of the Board of Directors or any committee at which a quorum initially is present may continue to transact business notwithstanding the withdrawal of directors so long as any action is approved by at least a majority of the required quorum for such meeting.

      (g) Waiver of Notice. The transactions of any meeting of the Board of Directors or any committee, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to hold such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 4. Action Without Meeting.

      Any action required or permitted to be taken by the Board of Directors at any meeting or at any meeting of a committee may be taken without a meeting if all members of the Board of Directors or such committee consent in writing and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or such committee.

SECTION 5. Compensation of Directors.

      Unless otherwise restricted by law, the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, for attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude a director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board of Directors may be allowed like compensation for attending committee meetings.

SECTION 6. Committees of the Board.

 (a) Committees. The Board of Directors may, by resolution adopted by a majority of the Board of Directors, designate one or more committees of the Board of Directors, each Committee to consist of one or more directors. Each such Committee, to the extent permitted by law, the Certificate of Incorporation and these Bylaws, shall have and may exercise such of the powers of the Board of Directors in the management and affairs of the Corporation as may be prescribed by the resolutions creating such committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board of Directors shall have the power, at any time for any reason, to change the members of any such committee, to fill vacancies, and to discontinue any such committee.

-(b) Minutes of Meeting.Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

-(c) Audit Committee. From and after the annual meeting of stockholders in 1996, the Board of Directors shall appoint an Audit Committee consisting of at least three directors, none of whom shall be employees of the Corporation. The Audit Committee shall review the financial affairs and procedures of the Corporation from time to time with management and meet with the auditors of the Corporation to review the financial statements and procedures.

SECTION 7. Interested Directors.

 In addition to the statutory and corporate common law of Delaware, no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other Corporation partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                  ARTICLE IV
                                   OFFICERS

SECTION 1. Officers.

      (a) Number. The officers of the Corporation shall be chosen by the Board of Directors and may include a Chairman of the Board of Directors (who must be a director as chosen by the Board of Directors) and shall include a Chief Executive Officer, a President, one or more Vice Presidents (if so elected by the Board of Directors), a Secretary, a Chief Financial Officer and a Treasurer. The Board of Directors also may appoint one or more Assistant Secretaries or Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. Any Vice President may be given such specific designation as may be determined from time to time by the Board of Directors. Any number of offices may be held by the same person, unless otherwise required by law, the Certificate of Incorporation or these Bylaws. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to describe their respective duties and powers.

      (b) Election and Term of Office. The officers shall be elected annually by the Board of Directors at its regular meeting following the annual meeting of the stockholders and each officer shall hold office until the next annual election of officers and until such officer's successor is elected and qualified, or until such officer's death, resignation or removal. Any officer may be removed at any time, with or without cause, by a vote of the majority of the whole Board of Directors. Any vacancy occurring in any office may be filled by the Board of Directors.

      (c) Salaries. The salaries of all officers of the Corporation shall be fixed by the Board of Directors or a Committee thereof from time to time.

SECTION 2. Chairman of the Board of Directors.

      The Chairman of the Board of Directors, if there be a chairman, shall preside at all meetings of the stockholders and the Board of Directors and shall have such other power and authority as may from time to time be assigned by the Board of Directors.

SECTION 3. Chief Executive Officer.

      The Chief Executive Officer shall be the senior executive officer of the Corporation and shall preside at all meetings of the stockholders and the Board of Directors (if a Chairman of the Board has not been elected) and shall see that all orders and resolutions of the Board of Directors are carried into effect. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the Chief Executive Officer shall have the general and active management of the business of the Corporation, may execute all contracts and any mortgages, conveyances or other legal instruments in the name of and on behalf of the Corporation, but this provision shall not prohibit the delegation of such powers by the Board of Directors to some other officer, agent or attorney-in-fact of the Corporation.

SECTION 4. President.

 In the event the Corporation does not appoint a Chief Executive Officer, the President shall assume all of the duties and responsibilities of the Chief Executive Officer, subject to the provisions of the Bylaws and the direction of the Board of Directors. In all other respects, the President shall be the Chief Operating Officer of the Corporation, responsible for the day to day operation of the Corporation and other functions as may be delegated by the Board of Directors or Chief Executive Officer.

SECTION 5. Vice Presidents.

 In the absence or disability of the Chief Executive Officer and President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the Chief Executive Officer and President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer and President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or these Bylaws.

SECTION 6. Secretary and Assistant Secretaries.

 The Secretary shall record or cause to be recorded, in books provided for the purpose, minutes of the meetings of the stockholders, the Board of Directors and all committees of the Board of Directors; see that all notices are duly given in accordance with the provisions of these Bylaws as required by law; be custodian of all corporate records (other than financial) and of the seal of the Corporation, and have authority to affix the seal to all documents requiring it and attest to the same; give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors; and, in general, shall perform all duties incident to the Office of Secretary and such other duties as may, from time to time, be assigned to him by the Board of Directors or by the Chief Executive Officer or President. At the request of the Secretary, or in the Secretary's absence or disability, any Assistant Secretary shall perform any of the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary.

SECTION 7. Treasurer and Assistant Treasurers.

 The Treasurer shall be the Chief Financial Officer of the Corporation, and shall keep or cause to be kept the books of account of the Corporation and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer or President. The Treasurer, subject to the order of the Board of Directors, shall have custody of all funds and securities of the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements. The Treasurer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer or President shall designate from time to time. At the request of the Treasurer, or in the Treasurer's absence or disability, any Assistant Treasurer may perform any of the duties of the Treasurer and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. Except where by law the signature of the Treasurer is required, each of the Assistant
Treasurers shall possess the same power as the Treasurer to sign all certificates, contracts, obligations and other instruments of the Corporation.

                                   ARTICLE V

                         INDEMNIFICATION AND INSURANCE

SECTION 1. Actions Against Directors and Officers.

 The Corporation shall indemnify to the full extent permitted by, and in the manner permissible under, the laws of the State of Delaware any person made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or has a director or officer of the Corporation or any predecessor of the Corporation, or served any other enterprise as a director or officer at the request of the Corporation or any predecessor of the Corporation.

SECTION 2. Contract.

 The provisions of Section 1 of this Article V shall be deemed to be a contract between the Corporation and each director and officer who serves in such capacity at any time while such Bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter based in whole or in part upon any such state of facts.

SECTION 3. Non-exclusivity.

 The rights of indemnification provided by this Article V shall not be deemed exclusive of any other rights to which any director or officer of the Corporation may be entitled apart from the provisions of this Article V.

SECTION 4. Indemnification of Employees and Agents.

 The Board of Directors in its discretion shall have the power on behalf of the Corporation to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that such person or such person's testator or intestate, is or was an employee or agent of the Corporation.

SECTION 5. Insurance.

 Upon a resolution or resolutions duly adopted by the Board of Directors of the Corporation, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation against any liability asserted against such person and incurred by him in any capacity, or arising out of his capacity as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of applicable law, the Certificate of Incorporation or these Bylaws.

                                  ARTICLE VI
                  CERTIFICATES FOR SHARES AND THEIR TRANSFER

SECTION 1. Certificates for Shares.

      Unless otherwise provided by a resolution of the Board of Directors, the shares of the Corporation shall be represented by a certificate. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the Holder's name and number of shares and shall be signed by or in the name of the Corporation by (a) the Chairman of the Board of Directors, the Chief Executive Officer, President or any Vice President and (b) the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary. Any or all of the signatures on a certificate may be facsimile. In case any officer of the Corporation, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issuance.

SECTION 2. Classes of Stock.

      (a) If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations, or restrictions of such preferences or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

 (b) Within a reasonable time after the issuance or transfer of uncertified stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to applicable law (including Sections 151, 156, 202(a), or 218(a) of the General Corporation Law of the State of Delaware) or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

SECTION 3. Transfer.

 Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

SECTION 4. Record Owner.

The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware
..

SECTION 5. Lost Certificates.

The Board of Directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                  ARTICLE VII

                                 MISCELLANEOUS

SECTION 1. Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days prior to the date of such meeting nor more than sixty days prior to any other action. If not fixed by the Board of Directors, the record date shall be determined as provided by law.

(b) A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournments of the meeting, unless the Board of Directors files a new record date for the adjourned meeting.

(c) Holders of stock on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of the shares on the books of the Corporation after the record date, except as otherwise provided by agreement or by law, the Certificate of Incorporation or these Bylaws.

SECTION 2. Execution of Instruments.

The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other persons, to execute any corporate instrument or document or to sign the corporate name without limitation, except where otherwise provided by law, the Certificate of Incorporation or these Bylaws. Such designation may be general or confined to specific instances.

SECTION 3. Voting of Securities Owned by the Corporation.

All stock and other securities of other corporations held by the Corporation shall be voted, and all proxies with respect thereto shall be executed, by the person so authorized by resolution of the Board of Directors, or, in the absence of such authorization, by the Chief Executive Officer or President.

SECTION 4. Corporate Seal.

The Corporation shall have a corporate seal in such form as shall be prescribed and adopted by the Board of Directors.

SECTION 5. Construction and Definitions.

      Unless the contest requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of the State of Delaware and the Certificate of Incorporation shall govern the construction of these Bylaws.

SECTION 6. Amendments.

      Subject to the provisions of the Certificate of Incorporation and these Bylaws, these Bylaws may be altered, amended or repealed at any annual meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by a majority vote of the shares represented and entitled to vote thereat; provided, that in the notice of any such meeting, notice of such purpose shall be given. Subject to the laws of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may by majority vote of the whole Board of Directors amend these Bylaws, or enact such other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.


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


APPENDIX E

                           PROPOSED AMENDMENT TO THE
                DIGITAL LIGHTWAVE, INC. 2001 STOCK OPTION PLAN



      The first sentence of Article IV "Stock Subject To The Plan", Section A of Digital Lightwave, Inc. 2001 Stock Option Plan is hereby amended in its entirety to read as follows:

      "The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. Subject to C. and D. below, the number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 6,000,000 shares plus (i) the number of shares remaining for issuance under the Prior Plan as of the date of stockholder approval and which are not subject to outstanding options as of such date and (ii) the number of shares of Common Stock subject to options outstanding under the Prior Plan as of the date of stockholder approval of this Plan to the extent that such options expire or terminate for any reason prior to exercise in full (with the sum of (i) and (ii) not to exceed 2,735,872 shares)."





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